QUARTERLY REPORT
                               DECEMBER 31, 2002

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                  March 10, 2003

Dear Fellow Shareholders:

  Calendar 2002 was a difficult year for investors. All three of the major indices completed their third consecutive down year. The Dow Jones Industrial Average finished down 16.8%, its sharpest decline since 1977; the Standard & Poor's 500 fell 22.1%, its worst year since 1974; and the Nasdaq Composite Index declined 31.5%, its third year in a row of declines of greater than 20%. If the major indices are down for a fourth consecutive year, it will match only one other period in the United States in the 20th Century (1929-1932) and one other in the 19th Century (1836-1839). No one can predict the market, however the magnitude of this bear market is about average, and the duration is already significantly longer than average, compared to the nineteen major declines of the past Century. The litany of issues that plague this market are, in many respects, no different to those that have accompanied past bear markets; the economy appears to be sputtering, corporate malfeasance is in the financial news daily, and an unsettling geopolitical environment weighs heavily on investors' minds. Additionally, investor sentiment continues to turn more and more bearish, and is close to the negative readings associated with market bottoms. These factors, coupled with the market declines of the past three years, however, create opportunities -- and importantly, stock valuations are becoming increasingly attractive for the securities held in the FMI Focus Fund portfolio. We believe the intrinsic value of the securities in your portfolio has risen in the past twelve months while the stocks have declined, creating a very attractively priced portfolio. This environment is ideal for selecting individual securities, as there are many bargains in today's market. Rick and Glen will detail one of these in the accompanying Portfolio Managers' Report, but we feel the investment seeds we are planting today will provide excellent investment returns for all of us in the years ahead.

  As always, we thank you for your continued support of the FMI Focus Fund, and look forward to excellent long-term rates of return on your investment in the Fund.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 12/31/02 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

    Date        FMI Focus Fund       Standard & Poor's 500       Russell 2000
    ----        --------------       ---------------------       ------------
  12/16/96          $10,000                 $10,000                 $10,000
  12/31/96          $10,245                 $10,280                 $10,350
   3/31/97          $10,736                 $10,549                  $9,815
   6/30/97          $12,709                 $12,390                 $11,406
   9/30/97          $16,796                 $13,333                 $13,103
  12/31/97          $17,391                 $13,712                 $12,664
   3/31/98          $19,876                 $15,626                 $13,938
   6/30/98          $19,687                 $16,145                 $13,289
   9/30/98          $17,838                 $14,553                 $10,611
  12/31/98          $23,561                 $17,654                 $12,342
   3/31/99          $22,826                 $18,533                 $11,673
   6/30/99          $27,450                 $19,840                 $13,488
   9/30/99          $26,372                 $18,599                 $12,634
  12/31/99          $36,309                 $21,367                 $14,965
   3/31/00          $46,693                 $21,858                 $16,025
   6/30/00          $47,926                 $21,277                 $15,419
   9/30/00          $50,634                 $21,071                 $15,590
  12/31/00          $44,803                 $19,424                 $14,513
   3/31/01          $40,107                 $17,121                 $13,568
   6/30/01          $45,270                 $18,123                 $15,507
   9/30/01          $35,815                 $15,463                 $12,283
  12/31/01          $45,939                 $17,116                 $14,874
   3/31/02          $48,707                 $17,163                 $15,466
   6/30/02          $42,035                 $14,863                 $14,174
   9/30/02          $32,363                 $12,295                 $11,141
  12/31/02          $35,721                 $13,332                 $11,827

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 12/31/02

                                                  Annualized         Annualized
                                         Total         Total  Total Return*<F1>
                          Total    Return*<F1>   Return*<F1>   Through 12/31/02
                    Return*<F1>        For the     For the 5          From Fund
                         Last 3     Year Ended   Years Ended          Inception
                         Months       12/31/02      12/31/02           12/16/96
                         ------       --------      --------           --------
FMI Focus Fund            10.4%         -22.2%         15.5%              23.5%
Standard & Poor's 500      8.4%         -22.1%         -0.6%               4.9%
Russell 2000               6.2%         -20.5%         -1.4%               2.8%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                  March 10, 2003

Dear Fellow Shareholders:

  The FMI Focus Fund rebounded 10.4% in the fiscal fourth quarter, yet still finished the calendar year down 22.2%, in line with the S&P 500. Subsequent to the end of the year, the market has drifted down again, reflecting an economy and corporate profits limping along, not really improving nor getting much worse. It is our belief that until the situation with Iraq gets resolved, not much can be expected from the market. Once resolved, with business people refocused on business, we are likely to find out if Iraq has been the underlying problem or if other factors are at play as well.

  We do believe there are other factors. We are still working through the final excesses of the bubble of the 1990s. Rising health care costs and insurance premiums, very high energy prices and higher pension and retirement costs are real challenges to corporate profitability. In a period of weak sales, companies have not been able to pass on these increased costs, squeezing profit margins. In the aftermath of all of the corporate scandals and shenanigans, corporate accounting practices have become much more conservative. While clearly warranted, this does serve to hold down reported earnings as well.

  On the positive side, companies have underinvested in their businesses for several years now in favor of shoring up balance sheets. They are in a good position to start reinvesting again once any kind of economic pickup is seen. Inventories are at low levels throughout the supply chain. Given the cost cutting and productivity initiatives put in place at many companies during the downturn, profitability could surprise investors once sales start to pick up.

  The stock market itself is in its fourth year of decline, and in our opinion, is quite reasonably valued. Many sectors of the market, and many individual stocks, are particularly attractive by historical measures. This brings us back to Iraq and the bunker mentality it has sown. Were it not for Iraq, we believe the economy would already be improving. Monetary policy has been quite stimulative (11 interest rate cuts) and fiscal policy has been expansive (although somewhat offset by lower state and local government spending). Tax rates are coming down, interest rates and inflation are at very low levels. So, where does this leave us?

  It is our belief that by next year Iraq is likely to be behind us. We believe the Venezuelan oil workers strike will also be resolved. The resolution of these two problems should ease the gridlock mentality at the corporate level and lead to much lower energy prices. We will also have anniversaried the higher insurance and pension expenses as well as the conservative accounting practices, setting us up for a significant improvement in corporate profits. As we alluded to earlier, many companies are lean and mean and may well surprise on the profitability front when sales begin to improve.

  So when will the stock market begin to discount a much better 2004o Our guess is sometime in the second half of this year. It is typical that the market looks out about six months. Our investment game-plan is to continue to use this uncertain time and market weakness as an opportunity to build positions in good franchises at discount prices, poised to benefit from the eventual economic pickup. To paraphrase a classic "Warren Buffet quip," the investment business is the only place where customers run from the store when there is a sale. Speaking of stocks on sale, we would like to highlight one we have been accumulating recently, Young Broadcasting.

  Young Broadcasting owns and operates eleven television stations; six ABC affiliates, three CBS affiliates, one NBC affiliate and one independent station, KRON in San Francisco. Young is based in New York and, collectively, its stations reach 6.1% of U.S. television households.

  Young's stock price has declined considerably subsequent to KRON losing its NBC affiliation on January 1st, 2002. KRON has had to transition to an independent format and spent 2002 rebuilding its advertising base. While the transition is finally coming to fruition (cash-flow positive in the most recent quarter), losing NBC affiliation was clearly a disaster for the Company. In the year prior to losing NBC, KRON had $116.4 million in revenue and $59.9 million in broadcast cash flow. With the loss, Young had to write down its original KRON purchase price (November, 1999) of $823 million to $400 million.

  We believe that Young is selling well below its private market value of between $22 and $32 per share. The reason the range is so wide is that media ownership rules may change this year. If so, KRON, and for that matter the other ten affiliates, could be worth substantially more. Below we outline our valuation of Young Broadcasting by breaking the company into two components, the ten affiliates and KRON. We back out the debt to arrive at a per-share value.

                                                      2002      2003      2004
                                                      ----      ----      ----
     AFFILIATES
       Net Revenue ($Millions)                         167       163       180
       Broadcast Cashflow                               78        69        78
       Multiple                                        11X       11X       11X
       Value of Affiliates                                       759       858
       Net Debt                                                  615       615
       Value of Affiliates less Net Debt                         144       243
       Value per Share (Assuming 20mil shares)                     7        12

     KRON - SCENARIO I
       Net Revenue ($Millions)                          58        70        84
       Broadcast Cashflow                               (4)        9        20
       Multiple                                        11X       11X       11X
       Value of KRON                                              99       220
       Value per Share (Assuming 20mil shares)                     5        11

     KRON - SCENARIO II
       Book Value                                                400       400
       Book Value (Assuming 20mil shares)                         20        20
     Total Value of Young Broadcasting                         12-27     23-32

     (Based on a combination of Broadview Advisors and Wall Street Estimates.)

  The second scenario for KRON uses book value as an alternative method of valuation. We believe Scenario I, based strictly on depressed cash flow (during the transition), understates the inherent value of the long established brand of KRON in San Francisco as well as its unique high-power tower that cannot be duplicated.

  A third scenario for KRON exists. If deregulation of media ownership rules does come to pass, a buyer of KRON can enjoy the benefits of duopoly, essentially combining the two stations in the San Francisco market. KRON expenses could be reduced by some $25 million. This could boost KRON's 2004 broadcast cash flow to $45-50 million. Applying a multiple of eleven would take the value of KRON to $495-550 million.

  Who could be interested in KRONo It depends partly on if and how the media ownership rules change. If cross-ownership between newspapers and television comes to pass, clearly the Hearst Organization, owner of The San Francisco Chronicle, would be interested. If the duopoly rules change, ABC, which is the only major network without a station in San Francisco, would be interested. General Electric, which owns KNTV in San Jose could also be interested and is probably the most logical buyer, notwithstanding their previous battles with Young Broadcasting.

  Clearly much risk remains as Young has a heavy debt load and much of the upside to our valuation in Scenario II and Scenario III is dependent on the media ownership rules actually changing. Public hearings on the media rules take place in the first quarter and we expect to have a pretty good feel for how it is likely to turn out by this summer.

  As is our custom, we sincerely thank our shareholders for your support, particularly during this frustrating bear market. While the current environment appears scary, the market has been down for three years now. Optimism has been beaten out of the market and the economy should gradually improve. In many ways, it is nearly the exact opposite of early 2000 when the market was flying high, the economy appeared sound, and no one was worried about terrorism and war. But stocks were very expensive, priced for perfection, ironically, just on the eve of an economic downturn. Now, expectations are low, perhaps on the eve of an economic upturn. As one of my college classmates, Bill Nygren, a terrific investor and manager of the Oakmark Fund and the Oakmark Select Fund noted with a touch of irony, in his year-end shareholder report, "The New York Times began the New Year with a business section headline, 'Wall Street Down a Third Year, Leaving Fewer Optimists.' " As Bill pointed out, the logic is backwards. The ability to buy stocks at lower prices should improve the probability of achieving good returns. Indeed, it is difficult to view lower prices as an opportunity, but with patience, it should prove true. Hang in there!

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, C.F.A.          Glenn W. Primack
Portfolio Manager                Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
December 31, 2002 (Unaudited)

  SHARES                                                          VALUE (B)<F3>
  ------                                                          -------------

LONG-TERM INVESTMENTS -- 92.3% (A)<F2>
COMMON STOCKS -- 87.4% (A)<F2>

CONSUMER DISCRETIONARY SECTOR -- 14.4%
--------------------------------------
               LEISURE -- 1.8%
    534,100    Northwest Airlines Corp.                           $  3,920,294
    425,200    Royal Caribbean Cruises Ltd.                          7,100,840
                                                                  ------------
                                                                    11,021,134

               MEDIA -- 6.8%
    358,300    Hearst-Argyle Television, Inc.                        8,638,613
    252,300    Information Holdings Inc.                             3,915,696
    947,052    Liberty Media Corp.                                   8,466,645
    508,300    Mediacom Communications Corp.                         4,478,123
  1,361,400    PRIMEDIA Inc.                                         2,804,484
    938,900    Young Broadcasting Inc.                              12,365,313
                                                                  ------------
                                                                    40,668,874

               SPECIALTY RETAIL -- 5.8%
    446,000    Jos. A. Bank Clothiers, Inc.                          9,508,720
    512,400    Polo Ralph Lauren Corp.                              11,149,824
    871,600    The Sports Authority, Inc.                            6,101,200
    243,800    Zale Corp.                                            7,777,220
                                                                  ------------
                                                                    34,536,964

CONSUMER STAPLES SECTOR -- 3.4%
-------------------------------
               FOOD & DRUG RETAILING -- 3.4%
    236,500    International Multifoods Corp.                        5,011,435
    449,100    Sensient Technologies Corp.                          10,091,277
    302,300    SUPERVALU INC.                                        4,990,973
                                                                  ------------
                                                                    20,093,685

ENERGY SECTOR -- 4.3%
---------------------
               OIL & GAS EQUIPMENT & SERVICES -- 4.3%
    623,700    Grant Prideco, Inc.                                   7,259,868
    371,000    Hanover Compressor Co.                                3,405,780
    401,000    National-Oilwell, Inc.                                8,757,840
    323,950    Pride International, Inc.                             4,826,855
    160,600    Willbros Group, Inc.                                  1,320,132
                                                                  ------------
                                                                    25,570,475

FINANCIALS SECTOR -- 10.4%
--------------------------
               BANKS -- 5.2%
    209,100    Allegiant Bancorp, Inc.                               3,811,684
    235,300    AMCORE Financial, Inc.                                5,106,010
    103,700    Anchor BanCorp Wisconsin, Inc.                        2,151,775
    267,550    Associated Banc-Corp                                  9,080,647
     36,200    Blackhawk Bancorp, Inc.                                 340,280
    213,500    First Federal Capital Corp.                           4,122,471
    189,650    Mercantile Bank Corp.                                 4,485,223
    111,100    Prosperity Bancshares, Inc.                           2,110,900
                                                                  ------------
                                                                    31,208,990

               INSURANCE -- 5.2%
    261,800    IPC Holdings, Ltd.                                    8,257,172
    150,100    MGIC Investment Corp.                                 6,199,130
    322,000    PartnerRe Ltd.                                       16,686,040
                                                                  ------------
                                                                    31,142,342

HEALTHCARE SECTOR -- 5.3%
-------------------------
               EQUIPMENT & SUPPLIES -- 5.3%
    206,500    Bausch & Lomb Inc.                                    7,434,000
    300,800    Henry Schein, Inc.                                   13,536,000
    223,800    Millipore Corp.                                       7,609,200
    199,900    Molecular Devices Corp.                               3,292,353
                                                                  ------------
                                                                    31,871,553

INDUSTRIALS SECTOR -- 20.9%
---------------------------
               COMMERCIAL SERVICES
                 & SUPPLIES -- 5.4%
    539,900    Casella Waste Systems, Inc.                           4,799,711
    243,600    Manpower Inc.                                         7,770,840
    321,900    ProQuest Co.                                          6,309,240
    638,800    Republic Services, Inc.                              13,402,024
                                                                  ------------
                                                                    32,281,815

               ELECTRICAL EQUIPMENT
                 & MACHINERY -- 15.5%
    373,600    Airgas, Inc.                                          6,444,600
    210,500    A.O. Smith Corp.                                      5,685,605
    141,500    Briggs & Stratton Corp.                               6,009,505
    507,500    CIRCOR International, Inc.                            8,069,250
    156,000    Flowserve Corp.                                       2,307,240
    272,400    Kennametal Inc.                                       9,392,352
    371,800    Regal-Beloit Corp.                                    7,696,260
    235,000    Robbins & Myers, Inc.                                 4,324,000
  1,136,200    Rockwell Automation Inc.                             23,530,702
    626,300    Snap-on Inc.                                         17,605,293
    326,900    Tower Automotive, Inc.                                1,471,050
                                                                  ------------
                                                                    92,535,857

INFORMATION TECHNOLOGY SECTOR -- 23.8%
--------------------------------------
               COMMUNICATIONS EQUIPMENT -- 4.6%
    174,000    Advanced Fibre
                 Communications, Inc.                                2,902,320
  1,208,000    Extreme Networks, Inc.                                3,950,160
    285,400    Symbol Technologies, Inc.                             2,345,988
    844,000    Tekelec                                               8,819,800
    189,000    TESSCO Technologies Inc.                              1,748,250
    169,800    Tollgrade Communications, Inc.                        1,991,754
    807,100    Ulticom, Inc.                                         6,045,179
                                                                  ------------
                                                                    27,803,451

               CONSULTING & SERVICES -- 2.7%
    181,500    Fiserv, Inc.                                          6,161,925
    737,000    Keane, Inc.                                           6,625,630
    739,800    Kforce Inc.                                           3,121,956
                                                                  ------------
                                                                    15,909,511

               SEMICONDUCTOR EQUIPMENT
                 & PRODUCTS -- 8.6%
    289,200    Anaren, Inc.                                          2,544,960
    585,600    Asyst Technologies, Inc.                              4,304,160
  2,307,500    Conexant Systems, Inc.                                3,715,075
    521,800    Entegris Inc.                                         5,374,540
    345,500    Exar Corp.                                            4,284,200
    455,900    KEMET Corp.                                           3,984,566
    757,300    Metron Technology N.V.                                1,166,242
    458,300    MKS Instruments, Inc.                                 7,529,869
    701,700    Mykrolis Corp.                                        5,122,410
    823,365    Skyworks Solutions, Inc.                              7,097,406
    566,124    Vishay Intertechnology, Inc.                          6,329,266
                                                                  ------------
                                                                    51,452,694

               SOFTWARE -- 7.9%
  1,651,000    Aspen Technology, Inc.                                4,672,330
    176,700    CSG Systems International, Inc.                       2,411,955
    192,500    Documentum, Inc.                                      3,014,550
    809,400    E.piphany, Inc.                                       3,375,198
  2,041,400    J.D. Edwards & Co.                                   23,026,992
    582,000    JDA Software Group, Inc.                              5,622,120
  1,420,100    Parametric Technology Corp.                           3,578,652
    444,900    Wind River Systems, Inc.                              1,824,090
                                                                  ------------
                                                                    47,525,887

MATERIALS SECTOR -- 4.7%
------------------------
               CHEMICALS -- 1.8%
    278,800    Georgia Gulf Corp.                                    6,451,432
    556,150    Intertape Polymer Group Inc.                          2,291,338
    520,000    PolyOne Corp.                                         2,038,400
                                                                  ------------
                                                                    10,781,170

               METALS & MINING -- 0.4%
    330,700    AK Steel Holding Corp.                                2,645,600

               PAPER & FOREST PRODUCTS -- 2.5%
    766,000    Kadant Inc.                                          11,490,000
    299,600    Wausau-Mosinee Paper Corp.                            3,361,512
                                                                  ------------
                                                                    14,851,512

TELECOMMUNICATION SECTOR -- 0.2%
--------------------------------
               WIRELESS SERVICES -- 0.2%
    590,000    Alamosa Holdings, Inc.                                  306,800
    150,500    Triton PCS Holdings, Inc.                               591,465
                                                                  ------------
                                                                       898,265
                                                                  ------------
                   Total common stocks                             522,799,779


MUTUAL FUNDS -- 4.9% (A)<F2>
    230,100    iShares S&P SmallCap
                 600 Index Fund                                     22,423,245
    286,800    Nasdaq-100 (UIT) Index
                 Tracking Stock                                      6,989,316
                                                                  ------------
                   Total mutual funds                               29,412,561
                                                                  ------------
                   Total long-term investments                     552,212,340

 PRINCIPAL
   AMOUNT
 ---------

SHORT-TERM INVESTMENTS -- 6.6% (A)<F2>

               COMMERCIAL PAPER -- 5.5%
$15,000,000    U. S.Bancorp.,
                 1.20%, due 01/06/03                                14,997,500
 18,000,000    General Electric Capital Corp.,
                 1.18%, due 01/07/03                                17,996,460
                                                                  ------------
                   Total commercial paper                           32,993,960

               VARIABLE RATE DEMAND NOTE -- 1.1%
  6,719,515    U. S. Bank, N.A.                                      6,719,515
                                                                  ------------
                   Total short-term investments                     39,713,475
                                                                  ------------
                   Total investments                               591,925,815
               Cash and receivables, less
                 liabilities -- 1.1% (A)<F2>                         6,780,521
                                                                  ------------
                   NET ASSETS                                     $598,706,336
                                                                  ------------
                                                                  ------------
                   Net Asset Value Per Share
                     ($0.0001 par value 100,000,000
                     shares authorized), offering
                     and redemption price
                     ($598,706,336 / 26,068,635
                     shares outstanding)                          $      22.97
                                                                  ------------
                                                                  ------------

(a)<F2>   Percentages for the various classifications relate to net assets.
(b)<F3> Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                   U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.